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                                                                    EXHIBIT 23.4

                   CONSENT OF BERWIND FINANCIAL GROUP, L.P.


      We consent to the inclusion of our Fairness Opinion as an exhibit to the Keystone Financial, Inc. Registration Statement on Form S-4.


                                          BERWIND FINANCIAL GROUP, L.P.


                                          /s/ Berwind Financial Group, L.P.


Philadelphia, Pennsylvania
October 9, 1995